SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 22, 2001

                      WASHINGTON MUTUAL FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      1-3521                  91-4128205
(State or other jurisdiction    (Commission File No          (IRS Employer
   of incorporation)                                        Identification No.)

                              8900 Grand Oak Circle
                            Tampa, Florida 33637-1050
                     (Address of principal executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-56596) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit     Description

          1 Terms Agreement dated May 22, 2001, between the Registrant and Banc of America Securities LLC, J.P. Morgan Securities Inc., Credit Suisse First Boston, Deutsche Banc Alex. Brown Inc., Goldman, Sachs & Co. and Keefe, Bruyette & Woods, Inc., that incorporates by reference the Washington Mutual Finance Corporation -- Underwriting Agreement -- Standard Provisions (Debt Securities) dated May 22, 2001 (each filed herewith).

          4.1        Form of Specimen Global 61/4% Senior Note due May 15, 2006.

          4.2        Form of Specimen Global 67/8% Senior Note due May 15, 2011.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WASHINGTON MUTUAL, INC.


                                            By:  /s/ Richard M. Levy
                                                --------------------------------
                                                Richard M. Levy
                                                Senior Vice  President and Chief
                                                Financial Officer